ANNUAL REPORT
                     MARCH 31, 2002

                  THE MANAGERS FUNDS
                  ------------------
              U.S. STOCK MARKET PLUS FUND

             SHORT DURATION GOVERNMENT FUND

         INTERMEDIATE DURATION GOVERNMENT FUND

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                    1

TOTAL RETURNS                                             3
  Complete return table showing before tax and after tax
  returns for each Fund as of March 31, 2002.

INVESTMENT MANAGERS COMMENTS                              4
  Discussion of investment results during the year and
  cumulative total return graphs versus relevant indices

SCHEDULE OF PORTFOLIO INVESTMENTS                         13
  Detailed portfolio listings by security type, as
  valued at March 31, 2002

FINANCIAL STATEMENTS
  Statement of Assets and Liabilities                     20
    Fund balance sheets, Net Asset Value (NAV) per
    share computation and cumulative undistributed
    amounts

  Statement of Operations                                 21
    Detail of sources of income, Fund expenses, and
    realized and unrealized gains (losses) during the
    fiscal year

  Statements of Changes in Net Assets                     22
    Detail of changes in Fund assets for the past two
    fiscal years

FINANCIAL HIGHLIGHTS                                      24
  Historical net asset value per share, distributions,
    total returns, expense ratios, turnover ratios and
    total net assets for each Fund

NOTES TO FINANCIAL STATEMENTS                             27
  Accounting and distribution policies, details of
    agreements and transactions with Fund management and
    description of certain investment risks

REPORT OF INDEPENDENT ACCOUNTANTS                         34

TRUSTEES AND OFFICERS                                     35

Founded in 1983, The Managers Funds offers individual and institutional investors the experience and discipline of some of the world's most highly regarded investment professionals.

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

  The events and sharp movements in the financial markets over the past year have certainly demonstrated the benefits of diversification across asset classes. During what, in hindsight, can be clearly identified as a stock market bubble, many investors began to doubt the benefits of investing in anything other than U.S. stocks. The stock market's extended draw-down from its peak in early 2000 reminded all investors about risk. The events of September
11th prolonged the pain, but, more importantly, they demonstrated a few other things. First, the sudden terrorist attacks and the anthrax attacks that followed demonstrated how difficult it is to evaluate risk, especially when only looking in the rear view mirror. The most dangerous risks to our society and to our portfolios come from events that have never before occurred, and that may seem inconceivable. Because the world is constantly changing we cannot solely rely upon history to guide our actions in the future. Second, the attacks and the reaction of the American people during the months that followed demonstrated the resilience of our society, of the American people and of the U.S. Economy. Although it was not official until the end of the year, the U.S. economy had been in recession throughout much of 2001. Corporate profits deteriorated from their peak in 2000, manufacturing and capital spending declined, and unemployment increased to its highest level in six years. Having raised interest rates throughout much of 2000 in an effort to cool a possibly overheating economy, the Federal Reserve abruptly changed to an easing bias and reduced targets for short-term interest rates eleven times throughout the calendar year 2001 in an attempt to stimulate the economy. This took the Fed Funds Target Rate from 6.5% at the end of 2000 down to 1.75% by the end of calendar 2001. It has been left stable thus far in 2002.

  The financial markets acted accordingly. U.S. stock markets traded significantly lower throughout most of the year, and with interest rates falling, bond prices rallied.
Although very long-term rates stayed essentially the same, medium-term and short-term rates dropped significantly. The decline in corporate profitability increased the importance of credit quality, and high-credit quality bonds performed better than low-grade issues.

  Understandably, the U.S. stock markets opened sharply lower following the terrorist attacks; however, trading was orderly and information flowed accurately. While it had been clear all along that the U.S. was in an earnings recession caused by over-investment and overcapacity, many investors, having watched high tech inventories drawing down for more than a year, were hoping that the 4th quarter would start to show improvement. The events of September
11th dashed those hopes, and put off any recovery until at least 2002. Despite this, and in the face of the rapid implosion of Enron, formerly one of the nation's largest companies and now the largest company to have ever filed for Chapter 11 bankruptcy protection, the stock market rallied sharply in late 2001. Sensing that the market had possibly been oversold in September, and encouraged by the ever more aggressive Federal Reserve easing along with the fact that consumer spending had miraculously remained strong throughout the period, investors bid share prices sharply higher. Apparently, the combination of lower interest rates (which encouraged many homeowners to refinance their mortgages thereby freeing up more cash), the federal government's tax refund, falling energy prices and aggressive price cutting by retailers, enabled consumers to maintain their spending habits.

  In the wake of Enron, concerns about the quality of disclosure and accounting data mired some stocks early in 2002, and many technology issues traded lower as investors may have believed that the fourth quarter rally was over-done. However, many stocks, particularly in cyclical and energy sectors, appreciated. Meanwhile, interest rates rose modestly across the maturity spectrum due to the perceived pickup in the economy. Although bond prices on average moved lower, high-yield and mortgage securities performed particularly well.

  Throughout the period, each of the Funds detailed within this report performed within expectations. For the 12 months ended March 31, 2002, Managers U.S. Stock Market
Plus returned 0.97%, modestly outperforming its benchmark, the S&P 500, for the period. For the same period, Managers
Short Duration Government, and Managers Intermediate
Duration Government returned 6.06% and 6.78%, respectively, outperforming their benchmarks as well. Given the level of short- and intermediate-term interest rates throughout the past year, these returns are more than satisfactory. The following report contains a more detailed discussion of the recent performance of each Fund along with a listing of the year-end portfolio of each Fund, and detailed financial reports. Page 3 of the report contains a table with the performance over various trailing time periods.

  As always, we post any news or other pertinent information about the Funds as soon as applicable on our website at www.managersfunds.com. Should you have any questions about this report, please feel free to contact us at 1-800-835-3879, or visit the website at www.managersfunds.com. We thank you for your investment in The Managers Funds.

Sincerely,

Peter M. Lebovitz
President
The Managers Funds

Thomas G. Hoffman, CFA
Director of Research
The Managers Funds

AVERAGE ANNUAL TOTAL RETURNS (unaudited)
Total Returns Before and After Taxes(1)

All periods ended March 31, 2002

                                1        3       5      10      Since      Inception
                                Year     Years   Years  Years   Inception  Date
                                -------  ------  ------ ------  ---------  ---------
U.S. Stock Market Plus
-----------------------
Return Before Taxes             0.97%    (3.47)% 8.96%   -      13.52%     June '92
Return After Taxes on
  Distributions               (2.84)%    (7.40)% 4.64%   -       8.82%
Return After Taxes on
  Distributions and Sale of
  Fund Shares                   0.57%    (4.05)% 5.75%   -       9.12%
S&P 500 Index
(before taxes)                  0.24%    (2.53)% 10.18% 13.26%  13.40%

Short Duration Government
-------------------------
Return Before Taxes             6.06%      5.37%  5.43%  5.46%   5.46%     Mar. '92
Return After Taxes on
  Distributions                 3.66%      2.92%  3.17%  3.19%   3.19%
Return After Taxes on
  Distributions and Sale of
  Fund Shares                   3.66%      3.06%  3.21%  3.24%   3.24%
6-Month Treasury Bills
(before taxes)                  3.80%      5.22%  5.32%  5.03%   5.03%

Intermediate Duration Government
--------------------------------
Return Before Taxes             6.78%      6.34%  7.07%  7.57%   7.59%     Mar. '92
Return After Taxes on
  Distributions                 4.94%      4.15%  4.58%  4.61%   4.61%
Return After Taxes on
  Distributions and Sale of
  Fund Shares                   4.11%      3.96%  4.41%  4.57%   4.57%
Salomon Mortgage Index
(before taxes)                  6.39%      7.05%  7.67%  7.34%   7.34%


PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE
INVESTMENT RETURN AND PRINCIPAL VALUE OF AN
INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES,
WHEN REDEEMED, MAY BE MORE OR LESS THAN THE
ORIGINAL COST. ADDITIONAL RISKS ARE ASSOCIATED WITH
INVESTING IN DERIVATIVES AND SUCH SECURITIES MAY BE
CONSIDERED SPECULATIVE. FOR MORE INFORMATION REGARDING THE
MANAGERS FUNDS, INCLUDING FEES, EXPENSES
AND RISKS, PLEASE CALL (800) 835-3879 OR VISIT OUR WEBSITE
AT WWW.MANAGERSFUNDS.COM FOR A PROSPECTUS. PLEASE READ THE
PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THE
PROSPECTUS IS NOT AN OFFER TO SELL SHARES IN THE FUNDS.
DISTRIBUTED BY MANAGERS DISTRIBUTORS, INC., A NASD MEMBER.

(1) AFTER-TAX RETURNS ARE CALCULATED BY LIPPER. AFTER-TAX
RETURNS ARE CALCULATED USING THE HISTORICAL
HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO
NOT REFLECT THE IMPACT OF STATE AND LOCAL
TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX
SITUATION AND MAY DIFFER FROM THOSE SHOWN,
AND AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO
HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED
ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT
ACCOUNTS.

U.S. STOCK MARKET PLUS FUND
---------------------------
MANAGERS U.S. STOCK MARKET PLUS FUND ("Stock Market Plus") seeks to provide a total return exceeding that of the S&P
500 Index without additional market risk. The Fund invests primarily in an actively managed portfolio of fixed-income securities and maintains positions in S&P 500 futures, options and similar investments. The Fund does not invest principally in the common stocks that make up the S&P 500 Index or any other index. The Managers Funds LLC
("TMF") currently utilizes a single independent sub-advisor, Smith Breeden Associates, Inc. ("Smith Breeden") to manage the portfolio. John Sprow, of Smith Breeden, has been managing the portfolio since the Fund's inception in 1992.

THE PORTFOLIO MANAGER: John and the portfolio management team at Smith Breeden specialize in analyzing and investing in mortgage-backed and corporate securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure, and historic and prospective prepayment rates, John seeks to buy relatively undervalued securities. The thesis behind Stock Market Plus is rather simple and stems from John's belief that a portfolio of mortgage and corporate securities can outperform a portfolio of Treasury securities with similar interest rate sensitivity. Using index futures and/or swaps, any investor can replicate an investment in the actual stocks within an index such as the S&P 500. Instead of paying for the stocks, the investor only needs to put aside a small portion of his assets to cover changes in the index price.
Thus, he can still use most of the assets in his portfolio to buy other securities. As it typically works out, an investment in index futures along with an appropriate portion of cash invested in short-term U.S.
Treasury securities will have risk and return parameters that are almost identical to the index. John Sprow and the portfolio managers at Smith Breeden believe that if they can consistently exceed the performance of short-term
Treasury securities by investing in mortgage and corporate securities, they can use this technique to create a portfolio that will have a return pattern very similar to the S&P 500, but slightly better-an enhanced index.
Specifically, John buys enough futures and swaps contracts on the S&P 500 to replicate an actual investment in the stocks with the entire portfolio. He then uses his expertise in fixed-income securities to construct a portfolio that he believes will outperform a similarly structured portfolio of Treasury securities. Finally, he hedges most of the interest rate volatility by selling
(shorting) interest rate futures contracts. The result is a bond portfolio that acts similarly to the stock market. In this way, investors can utilize John Sprow's bond picking prowess within an equity allocation.

THE YEAR IN REVIEW: Equity markets ended little changed for the 12 months ended March 31, 2002 (the S&P 500 rose 24 bps), although the flat performance understates the volatility that stock market investors experienced. A yearlong decline in equity prices that bottomed following the terrorist attacks, reversed during the final quarter of 2001 as investors sensed that the selling had been overdone. In response to mounting evidence of a recovery in economic activity, 5-year to 30-year interest rates increased between .10% (10 bps) and .50% (50 bps) over the 12-month period. Meanwhile, the Fed's aggressive lowering of policy rates ("easing") both before and after the terrorist attacks of September 11th resulted in a sharp decline in shorter maturity rates. The net result was that the U.S. Treasury yield curve steepened dramatically during the past twelve months. Despite the increase in medium- and long-term rates, coupon payments resulted in mostly positive returns for bonds during the most recent 12 months. During 1998 to 2000, the yield spreads between high quality non-Treasuries and Treasury securities increased due to several factors, including flight to quality, liquidity preference, and shrinkage in the supply of Treasury securities. Treasury securities in

------------------------------------------------
2000 had acquired a scarcity premium because it was believed that budget surpluses as far as the eye could see would result in the retirement of a substantial proportion of Treasury debt. In 2001, budget surplus projections turned to deficit projections and Treasury owners moved to better yielding securities. The result was a narrowing in quality spreads across the curve. Within the spread market, corporate credits outperformed Treasuries by over 150 bps.
While the attacks of September 11th and recent credit concerns resulting from the Enron debacle have caused some uneasiness in the credit market, the improvement in the economy combined with attractive starting valuations benefited corporate bonds over the past year. Mortgage-backed securities (MBS) also offered a modest return premium over Treasuries, although all of the returns were generated in the last three months. During 2001, a decline in interest rates and relatively high consumer confidence led to a rise in refinancing and repayments.
This hindered the performance of the MBS sector through year-end. During the first quarter of 2002, however, the rise in interest rates resulted in very strong relative performance for MBS. Asset-backed securities (ABS) consistently outperformed Treasuries, adding an additional 180 bps in return over the 12 months ended March
31, 2002. As high profile unsecured corporate bonds like
Enron and Kmart went bankrupt, investors looked to the safety of securitized assets like ABS. Many bonds in the ABS sector are tied to consumer credit (auto, credit card, home equity, student loan, etc) and consumer spending and confidence held up well during the shallow recession of 2001. Low mortgage rates also supported the housing market which had a two-fold positive effect on ABS - it directly supported home equity ABS and it also allowed people to perform cash-out refinances which allowed them to pay off credit card bills and auto loans, thereby reducing supply and increasing prices in those sectors.

The Fund returned 0.97% during the 12 months ended March
31, 2002, compared with a return of 0.24% for the S&P 500.
The Fund's slight outperformance over the S&P 500 was a function of two factors. Early in 2001, the manager had positioned the portfolio to benefit from what he perceived would be a tightening of spreads. Indeed, the Fund's exposure to the spread sectors (spread duration 1 ) was relatively high early in 2001. In addition, the manager added value above the allocation effect of being exposed to the spread sectors through security selection in the MBS sector, with strong performance from its agency MBS, GNMA
ARMs, AAA-rated commercial MBS, and FNMA multi-family pass-throughs in those sectors. Aside from the performance of its MBS holdings, the Fund's corporate holdings were little changed compared with Treasuries and did not add value during the year.

LOOKING AHEAD: Toward the end of March 2002, the portfolio manager, John Sprow, reduced the portfolio's risk exposure.
Specifically, Sprow reduced the MBS weight due to the recent performance of the MBS sector and the belief that volatility is unlikely to drop much further. Sprow maintained the portfolio's exposure to CMBS in the belief that these securities still offer superior risk-adjusted expected returns, particularly if the economy continues to strengthen and the markets calm. If volatility returns and spreads widen, while the portfolio may slightly lag the benchmark, this scenario will present an opportunity to increase the MBS exposure again at more attractive levels.
In addition to closely managing the asset allocation of the portfolio, the manager also actively manages the spread duration of the portfolio. Generally, the team manages risk by decreasing spread duration as credit spreads tighten and relative performance is positive. Conversely, the manager increases the Fund's spread duration as credit spreads widen and relative performance is negative. Through reducing the MBS weight, the manager also reduced the Fund's spread duration heading into the second quarter of 2002.

------------------------------------------------
CUMULATIVE TOTAL RETURN PERFORMANCE: Stock Market Plus's cumulative total return is based on the daily change in net asset value ("NAV"), and assumes that all distributions were reinvested. The S&P 500 Index consists of 500 stocks chosen by Standard & Poor's for market size (generally the largest market value within their industry), liquidity
(trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation
(representing important industry segments within the U.S.
economy). It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value.
The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Stock
Market Plus on June 30, 1992 to a $10,000 investment made in the S&P 500 for the same time period. Past performance is not indicative of future results.

             Value of $10,000 Investment

Year Ended             Stock Market Plus  S&P 500 Index
----------             -----------------  -------------
3/31/93                $11,655            $11,308
3/31/94                $11,914            $11,474
3/31/95                $13,957            $13,261
3/31/96                $18,467            $17,518
3/31/97                $22,421            $20,991
3/31/98                $32,668            $31,066
3/31/99                $38,278            $36,801
3/31/00                $43,984            $43,403
3/31/01                $34,100            $33,995
3/31/02                $34,429            $34,076


The table below shows the average annual total returns for Stock Market Plus and the S&P 500 Index for the one-year, five-year and since inception periods ending March 31, 2002.

                                                            Since
Average Annual Total Returns:     1 Year      5 Years   Inception*
----------------------------      ------      -------   ----------
Stock Market Plus                  0.97%        8.96%     13.52%
S&P 500 Index                      0.24%       10.18%     13.40%

* Commencement of operations was June 30, 1992

1 SPREAD DURATION: A measure of a security's (or portfolio's) sensitivity to changes in yield spreads.
In this context, the "yield spread" refers to the incremental yield over comparable U.S. Treasury securities that a security (or portfolio) is currently delivering. Spread duration is commonly quantified as the % change in price for the security (or portfolio) resulting from a 1.0% (100 bps) change in spreads. An increase in spreads is called
"widening" and would result in a price decline for a security (or portfolio) with a positive spread duration. A decline in spreads is called "tighten-ing" and would result in a price increase for a security (or portfolio) with a positive spread duration.

MANAGERS SHORT DURATION GOVERNMENT FUND
---------------------------------------
MANAGERS SHORT DURATION GOVERNMENT FUND ("Short Duration") seeks to provide investors with a high level of current income, consistent with a low volatility of NAV. The Fund seeks to achieve its objective by matching the duration, or interest rate risk, of a portfolio that invests exclusively in six-month U.S. Treasury securities on a constant maturity basis. TMF currently utilizes a single independent sub-advisor, Smith Breeden to manage the portfolio. Dan
Dektar, of Smith Breeden, has been managing the portfolio since the Fund's inception in 1992.

THE PORTFOLIO MANAGER: Dan and the portfolio management team at Smith Breeden specialize in analyzing and investing in mortgage securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure, and prepayment rates, Dan seeks to structure a portfolio with similar risk characteristics to six-month U.S.
Treasury securities and slightly higher returns. Because there is less certainty about the timing of principal payments to individual mortgage securities than for U.S.
Treasury securities, they tend to carry a slightly higher yield. A properly structured portfolio of mortgage securities, however, can have a highly predictable cash flow while maintaining a yield advantage over Treasuries.
Although Dan often purchases securities with maturities longer than six-months, he does not attempt to increase returns by actively positioning the interest rate sensitivity of the portfolio. Instead he typically manages the weighted average duration of the portfolio so that it remains close to six months.

THE YEAR IN REVIEW: In response to mounting evidence of a recovery in economic activity, 5-year to 30-year interest rates increased between .10% (10 bps) and .50% (50 bps) during the 12 months ended March 31, 2002. Meanwhile, the Fed's aggressive lowering of policy rates ("easing") both before and after the terrorist attacks of September 11 resulted in a sharp decline in shorter maturity rates. The net result was that the U.S. Treasury yield curve steepened dramatically during the past twelve months. Despite the increase in medium- and long-term rates, coupon payments resulted in mostly positive returns for bonds during the most recent 12 months. During 1998 to 2000, the yield spreads between high quality non-Treasuries and Treasury securities increased due to several factors, including flight to quality, liquidity preference, and shrinkage in supply of Treasury securities. Treasury securities in 2000 had acquired a scarcity premium because it was believed that budget surpluses as far as the eye could see would result in the retirement of a substantial proportion of Treasury debt. In 2001 budget surplus projections turned to deficit projections and Treasury owners moved to better yielding securities. The result was a narrowing in quality spreads across the curve. Within the spread market, corporate credits outperformed Treasuries by over 150 bps.
While the attacks of September 11th and recent credit concerns resulting from the Enron debacle have caused some uneasiness in the credit market, the improvement in the economy combined with attractive starting valuations benefited corporate bonds over the past year. Mortgage-backed securities (MBS) also offered a modest return premium over Treasuries, although all of the returns were generated in the last three months. During 2001, a decline in interest rates and relatively high consumer confidence led to a rise in refinancing and repayments. This hindered the performance of the MBS sector through year-end. During the first quarter of 2002, however, the rise in interest rates resulted in very strong relative performance for MBS.
Asset-backed securities (ABS) consistently outperformed
Treasuries, adding an additional 180 bps in return over the 12 months ended March 31, 2002. As high profile unsecured corporate bonds like Enron and Kmart went bankrupt, investors looked to the safety of

---------------------------------------------------
securitized assets like ABS. Many bonds in the ABS sector are tied to consumer credit (auto, credit card, home equity, student loan, etc) and consumer spending and confidence held up well during the shallow recession of 2001. Low mortgage rates also supported the housing market which had a two-fold positive effect on ABS - it directly supported home equity ABS and it also allowed people to perform cash-out refinances which allowed them to pay off credit card bills and auto loans, thereby reducing supply and increasing prices in those sectors. The Fund returned
6.06% during the 12 months ended March 31, 2002, compared with a return of 3.80% for the six-month U.S. Treasury
Bill. The strong performance was a function of two factors.
Early in 2001, the manager had positioned the portfolio to benefit from what he perceived would be a tightening of spreads. Indeed, Short Duration's exposure to the spread sectors (spread duration 1 ) was at its highest point in years during the first quarter of 2001. In addition, the manager added value above the allocation effect of being exposed to the spread sectors through security selection, with strong performance from its agency MBS, GNMA ARMs, AAA-rated commercial MBS, and FNMA multi-family pass-throughs in those sectors.

LOOKING AHEAD: Toward the end of the period , the portfolio manager reduced the MBS weight due to the strong relative performance of the MBS sector and the belief that volatility is unlikely to drop much further. The exposure to CMBS was left alone due to that sector's still superior risk-adjusted expected returns. The manager believes that if the economy stays strong and the markets calm, these positions could perform well and produce additional excess returns. If volatility returns and spreads widen, while the portfolio may slightly lag the benchmark, this scenario will present an opportunity to increase the MBS exposure again at more attractive levels. In addition to closely managing the asset allocation of the portfolio, the portfolio manager also actively manages the spread duration of the portfolio. Generally, the team manages risk by decreasing spread duration as credit spreads tighten and relative performance is positive. Conversely, the manager increases the Fund's spread duration as credit spreads widen and relative performance is negative. Through reducing the MBS weight, the manager also reduced the Fund's spread duration heading into the second quarter of 2002.

CUMULATIVE TOTAL RETURN PERFORMANCE: Short Duration's cumulative total return is based on the daily change in NAV, and assumes that all distributions were reinvested.
The Merrill Lynch 6-Month T-Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month end re-balancing is the Treasury
Bill outstanding that matures closest to, but not beyond 6 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 1-Year
Treasury Bill to be selected. The Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Short Duration on March 31, 1992 to a $10,000 investment made in the Merrill
Lynch 6-Month T-bill Index for the same time period. Past performance is not indicative of future results.

---------------------------------------------------
               Value of $10,000 Investment

                                        Merrill Lynch
Year Ended             Short Duration   6-Month T-Bill Index
-----------            --------------   --------------------
3/31/93                $10,568          $10,426
3/31/94                $10,957          $10,752
3/31/95                $11,678          $11,290
3/31/96                $12,256          $11,963
3/31/97                $13,061          $12,610
3/31/98                $13,877          $13,325
3/31/99                $14,547          $14,030
3/31/00                $14,946          $14,728
3/31/01                $16,045          $15,744
3/31/02                $17,017          $16,342



The table below shows the average annual total returns for Short Duration and the Merrill 6-Month
T-Bill Index for the one-year, five-year and ten-year periods ending March 31, 2002.

                                                            Since
Average Annual Total Returns:     1 Year          5 Years   Inception
----------------------------      ------          -------   ----------
Short Duration                     6.06%            5.43%      5.46%
Merrill 6-Month T-Bill Index       3.80%            5.32%      5.03%


1 SPREAD DURATION: A measure of a security's (or portfolio's) sensitivity to changes in yield spreads.
In this context, the "yield spread" refers to the incremental yield over comparable U.S. Treasury securities that a security (or portfolio) is currently delivering. Spread duration is commonly quantified as the % change in price for the security (or portfolio) resulting from a 1.0% (100 bps) change in spreads. An increase in spreads is called "widening" and would result in a price decline for a security (or portfolio) with a positive spread duration. A decline in spreads is called
"tightening" and would result in a price increase for a security (or portfolio) with a positive spread duration.

MANAGERS INTERMEDIATE DURATION GOVERNMENT
-----------------------------------------
MANAGERS INTERMEDIATE DURATION GOVERNMENT FUND
("Intermediate Duration") seeks to provide investors with a total return in excess of the total return of the Salomon
Smith Barney Mortgage Index ("SSBM Index"). TMF currently utilizes a single independent sub-advisor, Smith Breeden to manage the portfolio. Dan Dektar and Tim Rowe, of Smith
Breeden, have been managing the portfolio since 1992 and 1997, respectively. The Portfolio Manager: The portfolio management team at Smith Breeden specializes in analyzing and investing in mortgage securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure, and historic and prospective prepayment rates, Dan and Tim seek to structure a portfolio that will outperform the SSBM Index. While the portfolio managers will purchase securities of any maturity or duration, they do not attempt to add value by actively positioning the interest rate sensitivity of the portfolio.
Instead, they typically manage the weighted average duration of the portfolio so that it is similar to the duration of the SSBM Index.

THE YEAR IN REVIEW: In response to mounting evidence of a recovery in economic activity, 5-year to 30-year interest rates increased between .10% (10 bps) and .50% (50 bps) during the 12 months ended March 31, 2002. Meanwhile, the Fed's aggressive lowering of policy rates ("easing") both before and after the terrorist attacks of September
11 th , resulted in a sharp decline in shorter maturity rates. The net result was that the U.S. Treasury yield curve steepened dramatically during the past twelve months.
Despite the increase in medium- and long-term rates, coupon payments resulted in mostly positive returns for bonds during the most recent 12 months.

During 1998 to 2000, the yield spreads between high quality non-Treasuries and Treasury securities increased due to several factors, including flight to quality, liquidity preference, and shrinkage in the supply of Treasury securities. Treasury securities in 2000 had acquired a scarcity premium because it was believed that budget surpluses as far as the eye could see would result in the retirement of a substantial proportion of Treasury debt. In
2001 budget surplus projections turned to deficit projections and Treasury owners moved to better yielding securities. The result was a narrowing in quality spreads across the curve. Within the spread market, corporate credits outperformed Treasuries by over 150 bps. While the attacks of September 11th and recent credit concerns resulting from the Enron debacle have caused some uneasiness in the credit market, the improvement in the economy combined with attractive starting valuations benefited corporate bonds over the past year. Mortgage-backed securities (MBS) also offered a modest return premium over Treasuries, although all of the returns were generated in the last three months. During 2001, a decline in interest rates and relatively high consumer confidence led to a rise in refinancing and repayments.
This hindered the performance of the MBS sector through year-end. During the first quarter of 2002, however, the rise in interest rates resulted in very strong relative performance for MBS. Asset-backed securities (ABS) consistently outperformed Treasuries, adding an additional
180 bps in return over the 12 months ended March 31, 2002.
As high profile unsecured corporate bonds like Enron and Kmart went bankrupt, investors looked to the safety of securitized assets like ABS. Many bonds in the ABS sector are tied to consumer credit (auto, credit card, home equity, student loan, etc) and consumer spending and confidence held up well during the shallow recession of 2001. Low mortgage rates also supported the housing market which had a two-fold positive effect on ABS - it directly supported home equity ABS and it also allowed people to perform cash-out refinances which allowed them to pay off credit card bills and auto loans, thereby reducing supply

-----------------------------------------------------
and increasing prices in those sectors.  The Fund returned
6.78% during the 12 months ended March 31, 2002, compared with a return of 6.39% for the SSBM Index. The performance was a function of a few factors. Early in 2001, the manager had positioned the portfolio to benefit from what he perceived would be a tightening of spreads. Indeed, the Fund's exposure to the spread sectors (spread duration 1 ) was higher than the spread duration of the SSBM Index through all of 2001. In addition, the manager added value above the allocation effect of being exposed to the spread sectors through the good performance of portfolio's holdings of interest-only (IO) MBS, commercial MBS, and good security selection among agency pass through MBS. The
IO strips were especially sensitive to the increase in interest rates early in 2002, as lower prepayments make them more valuable.

ASSET ALLOCATION AND SPREAD DURATION: Toward the end of
March 2002, the manager scaled back the portfolio's holdings of interest-only MBS to lock in the good performance of these positions. Given the tightening of spreads early in 2002, the manager also reduced the portfolio's spread exposure relative to the benchmark.
While he believes the mortgage sector is unlikely to continue to dramatically outperform other sectors of the fixed income market as it did in the first quarter, he also expects the mortgage sector to continue to perform well as long as the yield curve remains relatively steep.

In addition to closely managing the asset allocation of the portfolio, the portfolio manager also actively manages the spread duration of the portfolio. Generally, the team manages risk by decreasing spread duration as credit spreads tighten and relative performance is positive.
Conversely, the manager increases the Fund's spread duration as credit spreads widen and relative performance is negative. Through reducing the MBS allocation, the manager has reduced the portfolio's spread duration to almost equal the spread duration of the SBMI Index, its lowest reading in years.

CUMULATIVE TOTAL RETURN PERFORMANCE: Intermediate
Duration's cumulative total return is based on the daily change in NAV, and assumes that all distributions were reinvested. The SSBM Index is designed to track the performance of bonds issued in the U.S. investment-grade bond market. The Salomon Smith Barney Broad Investment
Grade ("USBIG") Index includes institutionally traded U.S.
Treasury, government-sponsored (U.S. agency and supranational), mortgage, asset-backed, and investment-grade securities and provides a reliable and fair benchmark for an investment-grade portfolio manager. The SSBM Index, a component of the USBIG Index, comprises 30- and 15-year
GNMA, FNMA, and FHLMC securities and FNMA and FHLMC balloon mortgages. The principal payment component of the total-rate-of-return computation for the SSBM Index includes both scheduled principal amortization and unscheduled principal prepayment. The SSBM Index accounts for all mortgage payments (principal plus interest) at the end of each month to reflect the monthly cash flow characteristics inherent in the instruments. The SSBM Index assumes reinvestment of dividends. This chart compares a hypothetical $10,000 investment made in Intermediate
Duration on March 31, 1992, to a $10,000 investment made in the SSBM Index for the same time period. Past performance is not indicative of future results.

-----------------------------------------------------

               Value of $10,000 Investment

Year Ended             Intermediate Duration  SSBM Index
-----------            ---------------------  ----------
3/31/93                $11,493                $11,110
3/31/94                $11,968                $11,311
3/31/95                $12,696                $11,989
3/31/96                $13,927                $13,249
3/31/97                $14,752                $14,030
3/31/98                $16,322                $15,562
3/31/99                $17,257                $16,546
3/31/00                $17,327                $16,928
3/31/01                $19,435                $19,080
3/31/02                $20,754                $20,299


The table below shows the average annual total returns for Intermediate Duration and the SSBM Index for the one-year, five-year and ten-year periods ending March 31, 2002.

                                                            Since
Average Annual Total Returns:     1 Year          5 Years   Inception
----------------------------      ------          -------   ----------
Intermediate Duration              6.78%            7.07%       7.59%
SSBM Index                         6.39%            7.67%       7.34%


1 SPREAD DURATION: A measure of a security's (or portfolio's) sensitivity to changes in yield spreads.
In this context, the "yield spread" refers to the incremental yield over comparable U.S. Treasury securities that a security (or portfolio) is currently delivering. Spread duration is commonly quantified as the % change in price for the security (or portfolio) resulting from a 1.0% (100 bps) change in spreads. An increase in spreads is called "widening" and would result in a price decline for a security (or portfolio) with a positive spread duration. A decline in spreads is called
"tightening" and would result in a price increase for a security (or portfolio) with a positive spread duration.

                        12

MANAGERS U.S. STOCK MARKET PLUS FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 2002
------------------------------------------------------------------------------
                                                  Principal
                                                  Amount             Value
                                                  ---------          ---------
U.S. Government and Agency Obligations - 62.0% 1
Federal Home Loan Mortgage Corporation - 14.8%
FHLMC Gold 15 Year, 6.000%, TBA                   1,000,000         $   996,875
FHLMC Gold 15 Year, 7.500%, TBA                   3,300,000           3,458,813
FHLMC Gold 30 Year, 7.500%, TBA                   5,550,000           5,747,719
FHLMC 7.500%, 10/01/16                              483,078             506,778
FHLMC, 9.500%, 07/01/02                                 533                 553
                                                                     ----------
Total Federal Home Loan Mortgage Corporation                         10,710,738
                                                                     ----------
Federal National Mortgage Association - 22.0%
FNMA 5.250%, 04/15/07 7                           3,340,000           3,330,080
FNMA, 6.373%, 09/01/18 2                            153,955             158,881
FNMA 15 Year, 6.500%, TBA                         3,000,000           3,049,686
FNMA 30 Year, 6.500%, TBA                         3,000,000           2,985,000
FNMA, 7.000%, 08/01/27 through 02/01/29 7         2,770,944           2,835,774
FNMA, 7.500%, 01/01/32                            2,100,000           2,195,592
FNMA IO Strip, 8.000%, 03/25/23 through 11/01/23  5,511,123           1,359,122
FNMA, 12.500%, 09/01/12                              28,183              31,750
                                                                     ----------
Total Federal National Mortgage Association                          15,945,885
                                                                     ----------
Government National Mortgage Association - 19.5%
GNMA, 6.375%, 02/20/16 through 06/20/21 2         3,237,885           3,307,478
GNMA, 6.500%, 03/15/28 through 01/15/29 7         8,154,404           8,151,573
GNMA, 6.625%, 12/20/17 2                          1,218,798           1,247,550
GNMA, 7.500%, 11/15/29                              621,269             645,921
GNMA, 7.750%, 09/20/21 2                            429,786             440,647
GNMA 30 Year, 7.500%, TBA                           300,000             310,688
                                                                     ----------
Total Government National Mortgage Association                       14,103,857
                                                                     ----------
U.S. Treasury Notes - 5.7%
Notes, 3.625%, 01/15/08 7                         4,000,911           4,105,935
                                                                     ----------
Total U.S. Government and Agency Obligations
(cost $44,632,458)                                                   44,866,415
                                                                     ----------
Corporate Bonds - 65.2%
Asset Backed - 45.8%
America West Airlines Inc., 7.100%, 04/02/21 3      372,847             364,714
American Airlines Inc., 6.817%, 05/23/11            300,000             285,432
AT&T Corp., 6.500%, 11/15/06                        325,000             319,000
Chase Funding Loan Acquisition 3.000%, 01/25/32     160,000             160,000
Chase Funding Loan Trust, 3.200%, 11/25/30        1,000,000           1,010,812
Continental Airlines Inc., 7.707%, 04/02/21         829,161             811,302
Countrywide Asset Backed Certificates, 6.570%,
  11/25/31                                          800,000             815,340
CS First Boston Mortgage Securities Corp.,
  2.250%, 12/05/12 3                              1,000,000             999,980
CS First Boston Mortgage Securities Corp., 6.550,
  11/17/07                                          600,000             611,728
Delta Air Lines Inc., 7.570%, 11/18/10              750,000             767,486

The accompanying notes are an integral part of these
financial statements.
                       13

Managers U.S. Stock Market Plus Fund
Schedule of Portfolio Investments (continued)
-------------------------------------------------------------------------------
                                                  Principal
                                                  Amount                Value
                                                  ---------           ---------
Delta Airlines Inc., 7.299%, 09/18/06             $ 150,000           $ 147,079
First Union Commercial Mortgage Securities, Inc.,
  6.650%, 12/18/07                                  400,000             413,044
First Union-Lehman Brothers-Bank of America
  Commercial Mortgage Trust, 6.560%, 11/18/08     5,000,000           5,151,100
GMAC Commercial Mortgage Securities, 6.420%,
  08/15/08                                        5,500,000           5,612,855
IMPAC CMB Trust, 3.350%, 11/25/31                   967,384             983,710
IndyMac ABS Inc., 3.210%, 12/25/32                  825,000             838,509
IndyMac ABS Inc., 3.159%, 03/25/32                  550,000             550,000
Long Beach Mortgage Loan Trust,
  2.800%, 06/25/31 through 09/25/31               1,490,000           1,486,557
Morgan Stanley Capital, 6.550%, 12/15/07          3,100,000           3,201,623
Morgan Stanley Dean Witter Capital I, 2.850%,
  08/25/09                                          800,000             798,130
Nomura Asset Securities Corp., Series 1998-D6,
  Class A1B, 6.590%, 03/17/28                     5,000,000           5,170,313
Northwest Airlines Inc., 6.841%, 04/01/11           375,000             354,113
Old National Bank, 6.750%. 10/15/11                 225,000             211,561
Residential Asset Securities Corp., 8.035%,
  10/25/28                                          300,000             317,766
Salomon Brothers Mortgage Securities VII, 7.930%,
  06/25/28                                        1,125,148           1,188,921
Southern Pacific Secured Asset Corp., 2.050%,
  04/25/27                                          271,682             271,719
United AirLines Inc., 5.625%, 09/01/08              400,000             347,996
                                                                     ----------
Total Asset Backed                                                   33,190,790
                                                                     ----------
Finance - 8.3%
Ford Motor Credit Co., 6.875%, 02/01/06           1,825,000           1,814,610
Gatx Capital Corp., 7.750%, 12/01/06                500,000             470,455
General Motors Acceptance Corp., 6.875%, 09/15/11   450,000             434,736
General Motors Acceptance Corp., 7.250% 03/02/11  1,200,000           1,189,721
Household Finance Corp., 6.500%, 01/24/06           575,000             575,573
SouthTrust Corp., 8.625%, 05/15/04                  535,000             570,178
Washington Mutual Bank FA, 6.875%, 06/15/11         925,000             933,555
                                                                     ----------
Total Finance                                                         5,988,828
                                                                     ----------
Industrials - 11.1%
Clear Channel Communications, 7.250%, 09/15/03      825,000             841,573
Daimler Chrysler NA Holding Corp., 6.400%, 05/15/06 600,000             600,563
DaimlerChrysler NA Holding Corp., 6.900%, 09/01/04  400,000             411,984
Dial Corp. (The), 7.000%, 08/15/06                  500,000             499,585
FedEx Corp., 6.875%, 02/15/06                       975,000             988,153
Houghton Mifflin Co., 7.125%, 04/01/04              550,000             569,214
International Paper Co., 8.000%, 11/01/23           400,000             418,876
Potash Corp. 7.750%, 05/31/11                     1,050,000           1,094,442
Safeway Inc., 7.250%, 09/15/04                      250,000             263,685
Santa Fe Pacific Corp., 8.625%, 11/01/04            280,000             300,361
TRW Inc., 6.500%, 06/01/02                          275,000             276,106
TRW, Inc., 6.625%, 06/01/04                         900,000             903,369

The accompanying notes are an integral part of these financial statements.

                       14


Managers U.S. Stock Market Plus Fund
Schedule of Portfolio Investments (continued)
-------------------------------------------------------------------------------

                                                 Principal
                                                  Amount                 Value
Industrials (continued)                          ---------            ---------
Wellpoint Health Networks, 6.375%, 06/15/06      $ 200,000            $ 202,830
WorldCom Inc, 7.550%, 04/01/04                     725,000              673,344
                                                                     ----------
Total Industrials                                                     8,044,084
                                                                     ----------
Total Corporate Bonds
(cost $47,143,340)                                                   47,223,702
                                                                     ----------
Foreign Corporate Obligations - 1.5%
Telefonica Europe, 7.750%, 09/15/10                775,000              816,101
Tyco International Group SA, 4.950%, 08/01/03      300,000              283,323
                                                                     ----------
Total Foreign Corporate Obligations
(cost $1,090,482)                                                     1,099,424
                                                                     ----------
                                                  Notional
                                                   Amount
S&P 500 Swap - (0.4%)                            ---------
Morgan Guaranty Trust Co. Swap, receive
 S&P 500 Index,Pay 3-Month LIBOR +14 basis
 points, expires 3/25/03                      $ 31,853,257            (300,376)
                                                                     ----------

Preferred Stock - 10.5%                            Shares
                                                 ---------
Home Ownership Funding Corporation3
(cost $9,515,385)                                   11,700            7,590,410
                                                                     ----------
Short-Term Investments - 8.6%
Other Investment Companies - 1.7%
JPMorgan Prime Money market Fund;
Institutional Class Shares, 1.73%4               1,228,413            1,228,413
                                                                     ----------
                                                 Principal
U.S. Government Agency                             Amount
Discount Notes - 6.9%5,6                         ---------
FHLMC Discount, 0.000%, 04/25/02                 $ 125,000              124,850
FNMA Discount, 0.000%,
 04/05/02 through 05/03/02                       4,880,000            4,878,964
                                                                     ----------
Total U.S. Government Agency Discount Notes                           5,003,814
Total Short-Term Investments                                         ----------
(cost $6,230,748)                                                     6,232,227
                                                                    -----------
Total Investments - 147.4%
(cost $108,700,976)                                                 106,711,802
Other Assets, less Liabilities - (47.4%)                            (34,300,966)
                                                                    -----------
Net Assets - 100.0%                                                 $72,410,836
                                                                    ===========

See notes to Schedules of Portfolio Investments on page 19.

The accompanying notes are an integral part of these financial statements.




Managers Short Duration Government Fund
Schedule of Portfolio Investments
March 31, 2002
-------------------------------------------------------------------------------
                                                 Principal
                                                   Amount               Value
                                                -----------         -----------
U.S. Government and Agency Obligations - 90.6% 1
Federal Home Loan Mortgage Corporation - 25.3%
FHLMC Gold 15 Year, 7.500%, TBA                 $ 2,000,000         $ 2,096,250
FHLMC Gold 30 Year, 7.500%, TBA                   4,250,000           4,401,406
FHLMC Gold, 8.500%, 05/01/25 through 12/01/25     1,114,847           1,200,886
                                                                    -----------
Total Federal Home Loan Mortgage Corporation                          7,698,542
                                                                    -----------
Federal National Mortgage Association - 43.9%
FNMA PO Strip, 11/25/23                             259,513             256,349
FNMA, 5.250%, 04/15/07 2                          2,450,000           2,442,724
FNMA 15 Year, 6.000%, TBA                         2,000,000           1,991,876
FNMA, 6.010%, 12/01/08 2                          4,696,064           4,721,249
FNMA, 6.040%, 10/01/08 2                          1,293,144           1,303,821
FNMA IO Strip, 8.000%, 08/25/22                     908,153             219,373
FNMA IO Strip, 9.000%, 12/15/16                     388,554              93,022
FNMA, 7.500%, 01/01/32 through 01/25/32           2,250,000           2,350,900
                                                                    -----------
Total Federal National Mortgage Association                          13,379,314
                                                                    -----------
Government National Mortgage Association - 17.7%
GNMA 30 Year, 6.500%, TBA                           550,000             548,281
GNMA, 6.375%, 03/20/21 through 06/20/22 2           615,928             629,106
GNMA, 6.500%, 09/15/29 through 02/15/32           2,743,920           2,735,733
GNMA, 6.750%, 07/20/18 through 09/20/22 2         1,252,858           1,284,454
GNMA, 9.500%, 07/15/09 through 12/15/17             187,412             207,197
                                                                    -----------
Total Government National Mortgage Association                        5,404,771
                                                                    -----------
U.S. Treasury Notes and Bonds - 3.7%
U.S. Treasury Inflation Protection Bonds,
 3.375%, 01/15/07                                   558,860             569,864
U.S. Treasury Notes, 3.625%, 01/15/08               548,070             562,457
                                                                    -----------
Total U.S. Treasury Notes and Bonds                                   1,132,321
                                                                    -----------
Total U.S. Government and Agency Obligations
(cost $27,376,439)                                                   27,614,948
                                                                    -----------
Asset Backed - 13.4%
First Union-Lehman Brothers-Bank of America
 Commercial Mortgage Trust, 6.560%, 11/18/08      1,000,000           1,030,220
GMAC Commercial Mortgage Securities,
 6.420%, 08/15/08                                 3,000,000           3,061,557
                                                                    -----------
Total Asset Backed (cost $3,884,253)                                  4,091,777
                                                                    -----------
                                                  Notional
Interest Rate Cap Contract - 0.1%                  Amount
Salomon Swapco, Expires 04/23/03,               -----------
Strike Rate 7.500% (cost $414,572)              $50,000,000                 500
                                                                    -----------
Preferred Stock - 7.0%                             Shares
Home Ownership Funding Corporation 3            -----------
(cost $2,691,383)                                     3,300           2,140,885
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

                        16

Managers Short Duration Government Fund
Schedule of Portfolio Investments (continued)
-------------------------------------------------------------------------------
                                                   Shares                Value
                                                -----------         -----------
Short Term Investments - 23.1%
Other Investment Companies - 22.4%
JPMorgan Prime Money Market Fund,
 Institutional Class Shares, 1.73% 4              6,825,971         $ 6,825,971
                                                                    -----------
                                                 Principal
U.S. Government Agency                             Amount
Discount Notes - 0.7% 5,6                       -----------
FHLMC, 0.000%, 12/11/02 through 10/10/02         $   65,000              64,204
FNMA, 0.000%, 04/19/02 through 03/07/03             150,000             148,653
                                                                    -----------
Total U.S. Government Agency Discount Notes                             212,857
                                                                    -----------
Total Short-Term Investments
(cost $7,038,643)                                                     7,038,828
                                                                    -----------
Total Investments - 134.2%
(cost $41,405,290)                                                   40,886,938
Other Assets, less Liabilities - (34.2%)                            (10,417,033)
                                                                    -----------
Net Assets - 100.0%                                                 $30,469,905
                                                                    ===========

See notes to Schedules of Portfolio Investments on page 19.

The accompanying notes are an integral part of these financial statements.



Managers Intermediate Duration Government Fund
Schedule of Portfolio Investments
March 31, 2002
-------------------------------------------------------------------------------
                                                 Principal
                                                   Amount                Value
                                                -----------         -----------
U.S. Government Agency Obligations - 127.7% 1
Federal Home Loan Mortgage Corporation - 7.3%
FHLMC IO Strip, 6.000%, 04/15/31                 $  669,489          $  188,501
FHLMC Gold 15 Year, 6.000%, TBA                   1,000,000             996,875
FHLMC Gold 30 Year, 7.500%, 01/01/31                736,406             762,409
                                                                    -----------
Total Federal Home Loan Mortgage Corporation                          1,947,785
                                                                    -----------
Federal National Mortgage Association - 96.5%
FNMA, 5.500%, 01/01/32                           10,000,000           9,356,200
FNMA, 6.000%, 01/01/14                            1,124,198           1,131,171
FNMA 30 Year, 6.500%, TBA                        12,500,000          12,437,500
FNMA, 6.500%, 11/01/28                              177,934             178,094
FNMA 30 Year, 7.000%, TBA                           700,000             709,843
FNMA, 7.500%, 01/01/32 through 02/25/42           2,050,000           2,146,923
                                                                    -----------
Total Federal National Mortgage Association                          25,959,731
                                                                    -----------
Government National Mortgage Association - 23.9%
GNMA, 6.375%, 03/20/16 through 05/20/21 2           591,059             604,184
GNMA 30 Year, 6.500%, TBA                         1,000,000             996,875
GNMA, 6.500%, 07/15/31 through 12/15/31           2,000,099           1,992,598
GNMA, 6.750%, 08/20/17 through 08/20/18 2           578,789             593,370
GNMA, 6.625%, 11/20/17 through 12/20/17 2           203,820             209,302
GNMA, 7.500%, 09/15/28 through 11/15/31           1,940,055           2,025,262
                                                                    -----------
Total Government National Mortgage Association                        6,421,591
                                                                    -----------
Total U.S. Government Agency Obligations
(cost $34,486,709)                                                   34,329,107
                                                                    -----------
Asset Backed - 8.5%
DLJ Commercial Mortgage Corp., 6.410%, 05/10/08     250,000             255,313
GMAC Commercial Mortgage Securities,
 6.420%, 08/15/08                                 2,000,000           2,041,038
                                                                    -----------
Total Asset Backed (cost $2,262,205)                                  2,296,351
                                                                    -----------
Short-Term Investments - 23.9%
Other Investment Companies - 23.7%                 Shares
JPMorgan Prime Money Market Fund,               -----------
Institutional Class Shares, 1.73% 4               6,376,653           6,376,653
                                                                    -----------
                                                 Principal
Federal National Mortgage Association              Amount
Discount Note - 0.2% 5,6                        -----------
0.100%, 03/07/03                                $    50,000              48,713
                                                                    -----------
Total Short-Term Investments (cost $6,425,364)                        6,425,366
                                                                    -----------
Total Investments - 160.1% (cost $43,174,278)                        43,050,824
Other Assets, less Liabilities - (60.1%)                            (16,158,823)
                                                                    -----------
Net Assets - 100.0%                                                 $26,892,001
                                                                    ===========
See notes to Schedules of Portfolio Investments on page 19.

The accompanying notes are an integral part of these financial statements.


THE MANAGERS FUNDS
NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
-------------------------------------------------------------------------------
The following footnotes and abbreviations are to be read in conjunction with the Schedules of Portfolio Investments on pages 13 through 18:

At March 31, 2002, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately as follows:


Fund           Cost          Appreciation       Depreciation      Net
-----------   ------------   ------------       ------------      ------------
Stock Market
 Plus         $108,700,976    $885,213          $(2,874,387)      $(1,989,174)
Short Duration  41,405,290     514,898           (1,033,250)         (518,352)
Intermediate
 Duration       43,181,778      93,592             (224,546)         (130,954)


1 Mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
The interest rate shown is the rate in effect at March 31, 2002.

2 Adjustable-rate mortgages with coupon rates that adjust periodically. The interest rate shown is the rate in effect at March 31, 2002.

3 Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At March 31, 2002, such securities represented 12.4% of net assets for Stock Market
Plus and 7.0% of net assets for Short Duration.

4 Yield shown for this investment company represents the March 31, 2002, seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

5 Zero-coupon security.

6 Security is held as collateral for futures transactions by J.P. Morgan Futures, Inc.

7 Security is held as collateral for reverse repurchase agreements.

SECURITY RATINGS (unaudited)

The composition of debt holdings as a percentage of portfolio assets.


S&P/Moody's Ratings    Gov't/AAA       AA       A      BBB      BB    Not Rated
-------------------    ---------       ----     ----   ----     ----  ---------
Stock Market Plus          40.4%       2.4%     8.1%   6.6%     0.0%   42.5%
Short Duration             68.1        0.0      0.0    0.0      0.0    31.9
Intermediate Duration      58.1        0.0      0.0    0.0      0.0    41.9


INVESTMENTS ABBREVIATIONS:
DLJ:   Donaldson, Lufkin & Jenrette Securities Corp.
FHLMC: Federal Home Loan Mortgage Corporation
FNMA:  Federal National Mortgage Association
FFCB:  Federal Farms Credit Bank
GMAC:  General Motors Acceptance Corporation
GNMA:  Government National Mortgage Association
IO:    Interest Only
PO:    Principal Only
TBA:   To Be Announced

The accompanying notes are an integral part of these financial statements.

THE MANAGERS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2002
-------------------------------------------------------------------------------

                              Managers     Managers       Managers
                              U.S. Stock   Short Duration Intermediate Duration
                              Market Plus  Government     Government
                              Fund         Fund           Fund
                              ------------ ------------   ---------------------
Assets:
Investments at value*         $106,711,802 $ 40,886,938   $   43,050,824
Cash                               693,937       59,122            3,540
Receivable for
 investments sold               13,548,203      548,587       17,360,087
Receivable for Fund
 shares sold                         8,607      797,249          373,874
Dividends, interest and
 other receivables                 813,714      245,704          141,882
Prepaid expenses                    14,472        6,049            6,473
                              ------------ ------------   ---------------------
Total assets                   121,790,735   42,543,649       60,936,680
                              ------------ ------------   ---------------------
Liabilities:
Payable for investments
 purchased                      29,909,568   11,959,634       24,589,954
Payable for Fund
 shares repurchased                 32,486       63,366            9,266
Interest payable-swap positions     24,730          -               -
Interest payable-short positions    12,278          -             15,278
Payable for securities
sold short, at value
 (proceeds $2,995,938 and
  9,406,250,respectively)        2,990,625          -          9,375,000
Reverse repurchase agreements
 (proceeds $16,251,750)         16,253,484          -               -
Investment advisory and
 management fee                     35,594        3,202           12,718
Other accrued expenses             121,134       47,542           42,463
                              ------------ ------------   ---------------------
Total liabilities               49,379,899   12,073,744       34,044,679
                              ------------ ------------   ---------------------
Net Assets                    $ 72,410,836 $ 30,469,905   $   26,892,001
                              ============ ============   =====================
Shares outstanding               6,982,812    3,134,171        2,648,089
                              ============ ============   =====================
Net asset value, offering
and redemption price per share      $10.37        $9.72           $10.16
                              ============ ============   =====================

Net Assets Represent:
Paid-in capital               $126,217,866 $ 35,632,620   $   27,897,591
Undistributed net investment
 income                          1,370,108       24,035             -
Accumulated net realized loss
 from investments, futures and
 option contracts              (53,749,920)  (5,057,704)        (944,469)
Net unrealized depreciation of
 investments, futures and
 option contracts               (1,427,218)    (129,046)         (61,121)
                               ------------ ------------   ---------------------
Net Assets                     $ 72,410,836 $ 30,469,905   $  26,892,001
                               ============ ============   =====================
*Investments at cost           $108,700,976 $ 41,405,290   $  43,174,278
                               ============ ============   =====================


The accompanying notes are an integral part of these financial statements.

The Managers Funds
Statements of Operations
For the fiscal year ended March 31, 2002
--------------------------------------------------------------------------------
                             Managers      Managers        Managers
                             U.S. Stock    Short Duration  Intermediate Duration
                             Market Plus   Government      Government
                             Fund          Fund            Fund
                             -----------   --------------  ---------------------
Investment Income:
Interest income              $ 4,155,887     $  1,272,390    $   1,156,569
Dividend income                1,559,092          439,923             -
                             -----------   --------------  ---------------------
Total investment income        5,714,979        1,712,313        1,156,569
                             -----------   --------------  ---------------------
Expenses:
Investment advisory and
 management fees                 606,580          177,151          174,401
Transfer agent                   140,634            8,299           13,242
Custodian                         63,396           31,765           23,925
Trustees fees and expenses         9,568            4,124            4,073
Professional fees                 60,147           36,248           31,188
Registration fees                 27,854           19,405           18,778
Interest expense                 404,179           70,827              -
Insurance                          4,999              980              884
Miscellaneous                     18,425            4,192            4,730
                             -----------   --------------  ---------------------
Total expenses before offsets  1,335,782          352,991          271,221
Expense rei mbursement          (147,530)         (81,501)         (44,457)
Expense reducti ons              (21,516)          (3,266)          (7,517)
                             -----------   --------------  ---------------------
Net expenses                   1,166,736          268,224          219,247
                             -----------   --------------  ---------------------
Net investment income          4,548,243        1,444,089          937,322
                             -----------   --------------  ---------------------

Net Realized and
 Unrealized Gain (Loss):
Net realized gain on
 investments and option
 contracts                     1,401,507          220,622          847,000
Net realized loss on
 futures contracts           (12,603,269)        (568,876)         (54,905)
Net unrealized depreciation
 of investments and option
 contracts                    (2,071,991)        (146,817)        (206,030)
Net unrealized appreciation
 of futures contracts          9,221,068          613,778           87,461
                             -----------   --------------  ---------------------
Net realized and unrealized
gain (loss) on investments    (4,052,685)         118,707          673,526
                             -----------   --------------  ---------------------
Net Increase in Net Assets
Resulting from Operations    $   495,558   $    1,562,796      $ 1,610,848
                             ===========   ==============  =====================


The accompanying notes are an integral part of these financial statements.

The Managers Funds
Statements of Changes in Net Assets
For the fiscal years ended March 31,
-------------------------------------------------------------------------------

                                                      Managers
                                             U.S. Stock Market Plus Fund
                                             --------------------------------
                                               2002                2001
                                             ------------     ---------------
Increase (Decrease) in Net Assets
From Operations:
Net investment income                        $  4,548,243      $   9,963,368
Net realized gain (loss) on investments       (11,201,762)       (30,182,466)
Net unrealized appreciation (depreciation)
 of invest ments                                7,149,077        (15,183,557)
                                             ------------     ---------------
Net increase (decrease) in net assets
 resulting from operations                        495,558        (35,402,655)
                                             ------------     ---------------

Distributions to Shareholders:
From net investment income                     (9,128,793)        (3,552,026)
From net realized gain on investments                -           (12,657,332)
                                             ------------     ---------------
Total distributions to shareholders            (9,128,793)       (16,209,358)
                                             ------------     ---------------

From Capital Share Transactions:
Proceeds from sale of shares                   10,277,404         33,176,529
Net asset value of shares issued in
 connection with reinvestment of dividends
 and distributions                              8,752,726         15,609,328
Cost of shares repurchased                    (33,779,709)       (92,755,357)
                                             ------------     ---------------
Net increase (decrease) from
 capital share transactions                   (14,749,579)       (43,969,500)
                                             ------------     ---------------
Total increase (decrease) in net assets       (23,382,814)       (95,581,513)
                                             ------------     ---------------
Net Assets:
Beginning of year                              95,793,650         191,375,163
                                             ------------     ---------------
End of year                                  $ 72,410,836      $   95,793,650
                                             ============     ===============
End of year undistributed net
 investment income                           $  1,370,108      $    5,950,657
                                             ============     ===============
-------------------------------------------------------------------------------
Share Transactions:
Sale of shares                                    928,274           2,303,868
Shares issued in connection with reinvestment
 of dividends and distributions                   816,211           1,075,365
Shares repurchased                             (3,217,943)         (6,866,966)
                                             ------------     ---------------
Net increase (decrease) in shares              (1,473,458)         (3,487,733)
                                             ============     ===============


The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
            Managers                                     Managers
Short Duration Government Fund           Intermediate Duration Government Fund
-------------------------------          --------------------------------------
    2002              2001                      2002                  2001
-------------     -------------          ----------------        --------------
$   1,444,089     $   1,892,665           $       937,322         $   1,604,590
    (348, 254)       (1,553,959)                  792,095              (335,300)
      466,961         1,757,872                  (118,569)            1,845,823
-------------     -------------          ----------------        --------------
    1,562,796         2,096,578                 1,610,848             3,115,113
-------------     -------------          ----------------        --------------

   (1,476,997)       (1,888,292)               (1,107,975)           (1,503,215)
         -                  -                        -                     -
-------------     -------------          ----------------        --------------
   (1,476,997)       (1,888,292)               (1,107,975)           (1,503,215)
-------------     -------------          ----------------        --------------

   16,600,668         8,074,530                11,502,955             8,469,249

    1,360,178         1,681,126                 1,039,684             1,276,246
  (13,839,890)      (19,241,009)              (10,230,257)          (18,419,251)
-------------     -------------          ----------------        --------------

    4,120,956        (9,485,353)                2,312,382            (8,673,756)
-------------     -------------          ----------------        --------------
    4,206,755        (9,277,067)                2,815,255            (7,061,858)
-------------     -------------          ----------------        --------------

   26,263,150        35,540,217                24,076,746            31,138,604
-------------     -------------          ----------------        --------------
$  30,469,905     $  26,263,150           $    26,892,001         $  24,076,746
=============     =============          ================        ==============
$      24,035     $      56,943           $         -             $      89,914
=============     =============          ================        ==============
-------------------------------------------------------------------------------

    1,699,336           838,200                 1,132,644               876,621

      139,528           174,621                   103,597               132,684
   (1,408,737)       (1,996,794)               (1,010,079)           (1,911,137)
-------------     -------------          ----------------        --------------
      430,127          (983,973)                 226, 162              (901,832)
=============     =============          ================        ==============


The accompanying notes are an integral part of these financial statements.


Managers U.S. Stock Market Plus Fund
Financial Highlights
For a share outstanding throughout the fiscal years ended March 31,
-------------------------------------------------------------------------------

                               2002       2001      2000      1999       1998
                             -------     ------    ------    ------     -------
Net Asset Value,
Beginning of Year             $11.33     $16.02    $16.78    $16.86      $12.56
                             -------     ------    ------    ------     -------
Income from
 Investment Operations:
Net investment income          0.59       1.00      0.88      0.69        0.59
Net realized and unrealized
 gain(loss) on investments    (0.45)     (4.34)     1.38      1.76        4.94
                             -------     ------    ------    ------     -------
Total from investment
 operations                    0.14      (3.34)     2.26      2.45        5.53
                             -------     ------    ------    ------     -------
Less Distributions to
 Shareholders from:
Net investment income         (1.10)     (0.30)    (0.98)    (0.62)      (0.59)
Net realized gain on
investments                      -       (1.05)    (2.04)    (1.91)      (0.64)
                             -------     ------    ------    ------     -------
Total distributions to
 shareholders                 (1.10)     (1.35)    (3.02)    (2.53)      (1.23)
                             -------     ------    ------    ------     -------
Net Asset Value,
 End of Year                  $10.37     $11.33    $16.02    $16.78      $16.86
                             =======     ======    ======    ======     =======
--------------------------------------------------------------------------------
Total Return (a)              0.97%     (22.47)%   14.91%     17.17%     45.71%
================================================================================
Ratio of net operating
 expenses to average net
 assets (b)                   0.88%       0.88%     0.88%     0.88%       0.88%
Ratio of total expenses
 to average net assets        1.54%(c)    1.02%(c)  1.01%     1.04%       1.23%
Ratio of net investment
 income to average net
 assets (a)                   5.25%       6.17%     5.47%     4.62%       4.79%
Portfolio turnover             598%        624%      442%      527%        424%
Net assets at end of year
 (000's omitted)            $72,411     $95,794  $191,375  $185,584     $136,667
================================================================================


(a) Total returns and net investment income would have been lower had certain expenses not been reduced.
(b) After expense offsets. (See Note 1(c) of "Notes to Financial Statements.")
(c) Includes interest expense for the fiscal years ended March 31, 2002 and March 31, 2001 of 0.46% and
0.04%, respectively. (See Note 1(i) of "Notes to Financial
Statements.")


MANAGERS SHORT DURATION GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the fiscal years ended March 31,
-------------------------------------------------------------------------------
                               2002        2001      2000      1999       1998
                             -------     -------    ------    ------     ------
Net Asset Value,
Beginning of Year              $9.71      $9.64     $9.94     $9.92      $9.83
                             -------     -------    ------    ------     ------
Income from
 Investment Operations:
Net investment income           0.54       0.74      0.54      0.45       0.48
Net realized and unrealized
 gain(loss) on investments      0.01      (0.06)    (0.27)     0.02       0.12
                             -------     -------    ------    ------     ------
Total from investment
 operations                     0.55        0.68      0.27     0.47       0.60
                             -------     -------    ------    ------     ------
Less Distributions to
 Shareholders from:
Net investment income          (0.54)      (0.61)    (0.57)   (0.45)     (0.51)
                             -------     -------    ------    ------     ------
Net Asset Value,
 End of Year                   $9.72       $9.71     $9.64    $9.94      $9.92
                             =======     =======    ======    ======     ======
-------------------------------------------------------------------------------
Total Return (a)               6.06%       7.35%     2.75%     4.83%      6.24%
===============================================================================
Ratio of net operating
 expenses to average net
 assets (b)                    0.78%       0.78%     0.78%     0.78%      0.78%
Ratio of total expenses
 to average net assets         1.39%(c)    2.18%(c)  1.07%     1.00%      1.00%
Ratio of net investment income
 to average net assets (a)     5.71%       6.24%     6.01%     4.78%      5.28%
Portfolio turnover              683%        866%      268%      298%       626%
Net assets at end of year
 (000's omitted)             $30,470     $26,263   $35,540   $60,807    $78,428
===============================================================================


(a) Total returns and net investment income would have been lower had certain expenses not been reduced.
(b) After expense offsets. (See Note 1(c) of "Notes to
Financial Statements.")
(c) Includes interest expense for the fiscal years ended
March 31, 2002 and March 31, 2001 of 0.28% and
1.14%, respectively. (See Note 1(i) of "Notes to Financial
Statements.")


MANAGERS INTERMEDIATE DURATION GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the fiscal years ended March 31,
-------------------------------------------------------------------------------
                               2002        2001      2000      1999       1998
                             --------    -------    ------    ------    -------
Net Asset Value,
 Beginning of Year             $9.94       $9.37     $9.91    $10.00      $9.73
Income from
 Investment Operations:
Net investment income           0.41        0.61      0.53      0.53       0.59
Net realized and unrealized
 gain (loss) on investments     0.26        0.49     (0.50)     0.03       0.42
                             --------     -------    ------    ------     ------
Total from investment
 operations                     0.67        1.10      0.03      0.56       1.01
                             --------     -------    ------    ------     ------
Less Distributions to
 Shareholders from:
Net investment income          (0.45)      (0.53)    (0.53)    (0.52)     (0.56)
In excess of net investment
 income                           -           -      (0.02)       -          -
Net realized gain
 on investments                   -           -      (0.02)    (0.13)     (0.18)
                             --------     -------    ------    ------     ------
Total distributions to
 shareholders                  (0.45)      (0.53)    (0.57)    (0.65)     (0.74)
                             --------     -------    ------    ------     ------
Net Asset Value,
 End of Year                  $10.16       $9.94     $9.37     $9.91      $10.00
                             ========     =======    ======    ======     ======
--------------------------------------------------------------------------------
Total Return (a)               6.78%       12.17%     0.40%     5.73%     10.65%
================================================================================
Ratio of net operating
 expenses to average net
 assets (b)                    0.88%       0.88%      0.88%     0.88%      0.88%
Ratio of total expenses
 to average net assets         1.09%       1.07%(c)   1.06%     1.06%      1.13%
Ratio of net investment
 income to average net
 assets (a)                    3.76%        5.85%     5.72%     5.25%      5.61%
Portfolio turnover            1,106%         690%      455%      423%       583%
Net assets at end of year
 (000's omitted)             $26,892      $24,077   $31,139   $55,126    $38,642
================================================================================


(a) Total returns and net investment income would have been lower had certain expenses not been reduced.
(b) After expense offsets. (See Note 1(c) of "Notes to
Financial Statements.")
(c) Includes interest expense for the fiscal year ended
March 31, 2001 of 0.01%. (See Note 1(i) of "Notes to
Financial Statements.")

THE MANAGERS FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2002

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Managers Trust I ("Trust I"), and Managers Trust II ("Trust
II"), (collectively, the "Trusts") are each a no-load, open-end, management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the "1940
Act").  Currently, Trust I is comprised of Managers U.S.
Stock Market Plus Fund ("Stock Market Plus"). Trust II currently offers shares in two series: Managers Short
Duration Government Fund ("Short Duration"), and Managers
Intermediate Duration Government Fund ("Intermediate
Duration").  The financial statements of Stock Market Plus,
Short Duration and Intermediate Duration (each a "Fund" and collectively, the "Funds") are prepared in accordance with accounting principles generally accepted in the United
States of America which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(a) VALUATION OF INVESTMENTS
Equity securities traded on a domestic or international securities exchange and over-the counter securities are valued at the last quoted sales price, or, lacking any sales, at the last quoted bid price. Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange.
Short-term investments, having a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market. Investments in other regulated investment companies are valued at their end of day net asset value per share. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures adopted by the Board of Trustees of the Trusts.

Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value.

(b) SECURITY TRANSACTIONS
Security transactions are accounted for as of trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

(c) INVESTMENT INCOME AND EXPENSES
Dividend income is recorded on the ex-dividend date.
Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. An expense that cannot be directly attributed to a particular Fund are apportioned among the Funds, and in some cases other funds in the family, based upon their relative net assets or number of shareholders.

Each of the Funds has a "balance credit" arrangement with the custodian bank whereby each Fund is credited with an interest factor equal to 0.75% of the nightly Federal Funds Rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to the Funds. For the year ended March 31, 2002, under these

THE MANAGERS FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

arrangements the custody expenses were reduced as follows:
Stock Market Plus - $21,516, Short Duration - $3,266 and
Intermediate Duration - $7,517.

The Managers Funds LLC (the "Investment Manager"), a subsidiary of Affiliated Managers Group, Inc. ("AMG"), has contractually agreed, through at least July 31, 2002, to waive its fees and/or bear expenses of each Fund to cause total operating expenses (excluding interest, taxes, organizational expenses and other capitalized expenses and extraordinary expenses) to not exceed the annual rate of 0.88% for Stock Market Plus and Intermediate Duration, and
0.78% for Short Duration (the "Expense Agreements"). The
Expense Agreements would not apply during any period that the total net assets of a Fund are below $50 million or if the shareholders of that Fund approve a fund management agreement or a merger of that Fund into another mutual fund. The Investment Manager also made a voluntary undertaking to limit the total operating expenses
(excluding interest, taxes, organizational expenses and other capitalized expenses and extraordinary expenses) to 0.88% for Stock Market Plus and Intermediate Duration, and
0.78% for Short Duration for the fiscal year ended March
31, 2002.

(d) DIVIDENDS AND DISTRIBUTIONS
Dividends resulting from net investment income, if any, normally are declared and paid monthly for Intermediate
Duration and Short Duration. Dividends resulting from net investment income, if any, normally are declared and paid quarterly for Stock Market Plus. Distributions of capital gains, if any, will be made on an annual basis in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during 2001 and 2002 were as follows:

                       Stock Market Plus             Short Duration
                     2002          2001            2002         2001
                    ---------------------------------------------------------
Ordinary income      $ 9,128,793  $ 3,552,026      $1,476,997   $1,888,292
Short-term
 capital gains              -      12,657,332          -            -
Return of Capital           -             -            -
                    ---------------------------------------------------------
                     $ 9,128,793  $16,209,358     $ 1,476,997  $ 1,888,292
                    =========================================================

                      Intermediate Duration
                     2002          2001
                    ---------------------------
Ordinary income      $ 1,027,236  $ 1,503,215
Short-term
 capital gains              -            -
Return of Capital         80,739         -
                    ---------------------------
                     $ 1,107,975  $ 1,503,215
                    ===========================


As of March 31, 2002, the components of distributable earnings (excluding unrealized appreciation/ depreciation) on a tax basis consisted of:

                                Stock             Short          Intermediate
                              Market Plus        Duration          Duration
                            --------------------------------------------------
Capital loss carryforward    $ (52,406,925)     $(4,179,863)     $ (777,146)
Undistributed ordinary income    1,382,517           24,035            -


(e) FEDERAL TAXES
Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies.

THE MANAGERS FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

(f) CAPITAL LOSS CARRYOVERS
As of March 31, 2002, each Fund had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through March 31, 2010.

                           Capital Loss
Fund                       Carryover Amounts   Expires Mar. 31,
--------------------       -----------------   ----------------
Stock Market Plus          $16,102,872         2009
                            36,304,053         2010
Short Duration                 658,505         2004
                               829,556         2005
                               760,963         2008
                             1,568,229         2009
                               362,610         2010
Intermediate Duration          777,146         2009


(g) CAPITAL STOCK
Each Trust's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At March 31, 2002, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds:
Stock Market Plus - 1 owns 41%; Short Duration - 3 own 69%;
Intermediate Duration - 1 owns 61%.

(h) REPURCHASE AGREEMENTS
Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement.
The underlying collateral for all repurchase agreements is held in safekeeping by the Fund's custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(i) REVERSE REPURCHASE AGREEMENTS
A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

Reverse Repurchase agreements as of March 31, 2002:

                   Principal                                          Current
Fund                 Amount      Security                            Liability
-----------------  ----------    ---------------------------------  -----------
Stock Market Plus  $6,727,000    GNMA 6.500%, 06/15/28 to 01/15/29  $ 6,727,717
                    3,319,125    FNMA 5.250%, 04/15/27                3,319,481
                    2,145,000    FNMA 7.000%, 08/01/27                2,145,232
                    4,060,625    U.S. Treasury 3.625%, 01/15/08       4,061,054
                                                                    -----------
                                 Total                              $16,253,484
                                                                    ===========

THE MANAGERS FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

(j) DOLLAR ROLL AND REVERSE DOLLAR ROLL AGREEMENTS
A dollar roll is an agreement to sell securities for delivery in the current month and to repurchase substantially similar securities on a specified future date. During the roll period, principal and interest paid on these securities are not received. When a fund invests in a dollar roll, it is compensated by the difference between the current sales price and the forward price for the future purchase as well as by earnings on the cash proceeds of the initial sale. A reverse dollar roll is agreement to buy securities for delivery in the current month and to sell substantially similar securities on a specified future date, typically at a lower price. During the roll period, the fund receives the principal and interest on the securities purchased in compensation for the cash invested in the transaction.

(k) SHORT SALES
A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market value of that security will decline. Each of the Funds expects to engage in short sales as a form of hedging in order to shorten the overall duration of its portfolio and maintain portfolio flexibility. While a short sale may act as an effective hedge to reduce the market or interest rate risk of a portfolio, it may also result in losses, which can reduce the portfolio's total return.

Short Sales as of March 31, 2002:

             Principal
Fund           Amount      Security             Proceeds    Current Liability
-----------  -----------   -------------------  ----------  -----------------
Stock Market
 Plus        $ 3,000,000   GNMA 30 Year 6.500%  $2,995,938   $(2,990,625)
Intermediate
 Duration   $ 10,000,000   FNMA 30 Year 5.500%  $9,406,250   $(9,375,000)


(l) FUTURES CONTRACTS HELD OR ISSUED FOR PURPOSES OTHER
THAN TRADING
Each of the Funds uses interest-rate futures contracts for risk management purposes in order to reduce fluctuations in each Fund's net asset values relative to each Fund's targeted option-adjusted duration. On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value
(initial margin) must be deposited with the futures broker.
Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Stock Market Plus had the following open futures contracts as of March 31, 2002:


                          Number of               Expiration      Unrealized
Type                      Contracts   Position      Month         Gain/(Loss)
-------------------       ---------   --------    ----------      -----------
10-Year U.S. Agency          47        Long       June 2002       $ (169,075)
2-Year U.S. Treasury         33        Long       June 2002          (69,853)
5-Year U.S. Treasury        156        Short      June 2002          353,596
10-Year U.S. Treasury       108        Short      June 2002          297,292
15-Year U.S.Treasury Bond    35        Short      June 2002          177,570
10-Year Interest Swap        19        Short      June 2002           61,088
3-Month Eurodollar          262        Long       June 2002-
                                                   December 2011      (7,917)
3-Month Eurodollar           65        Short      April 2002-
                                                   September 2008   (214,136)
                                                                  -----------
                                                  Total           $  428,565
                                                                  ===========


THE MANAGERS FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)


Short Duration had the following open futures contracts as of March 31, 2002:

                          Number of               Expiration      Unrealized
Type                      Contracts   Position      Month         Gain/(Loss)
-------------------       ---------   --------    ----------      -----------
2-Year U.S. Treasury          1        Long       June 2002       $   (2,285)
5-Year U.S. Treasury         63        Short      June 2002          141,539
10-Year U.S. Treasury        53        Short      June 2002          144,029
15-Year U.S.Treasury Bond    10        Short      June 2002           51,019
10-Year Interest Swap         6        Short      June 2002           19,291
3-Month Eurodollar           69        Long       September 2002-
                                                   December 2011     (19,599)
3-Month Eurodollar           92        Short      June 2002-
                                                   September 2008     55,312
                                                                  -----------
                                                  Total           $  389,306
                                                                  ===========

Intermediate Duration had the following open futures contracts as of March 31, 2002:

                          Number of               Expiration      Unrealized
Type                      Contracts   Position      Month         Gain/(Loss)
-------------------       ---------   --------    ----------      -----------
10-Year U.S. Agency           6       Long        June 2002          (21,584)
5-Year U.S. Treasury          4       Long        June 2002           (9,132)
2-Year U.S. Treasury          8       Short       June 2002           11,971
10-Year U.S. Treasury        11       Short       June 2002           32,921
15-Year U.S. Treasury Bond    1       Short       June 2002            3,309
3-Month Eurodollar           22       Long        June 2002 - 2003    10,221
3-Month Eurodollar           19       Short       April 2002 -
                                                   December 2006       3,378
                                                                  -----------
                                                  Total               31,084
                                                                  ===========

Futures transactions involve additional costs and may result in losses. The effective use of futures depends on the Funds' ability to close futures positions at times when the Funds' portfolio managers deem it desirable to do so.
The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Funds, of the futures contracts themselves, and of the securities that are the subject of a hedge.

(m) DERIVATIVE FINANCIAL INSTRUMENTS HELD OR ISSUED FOR
TRADING PURPOSES
Stock Market Plus invests in futures contracts on the S&P
500 Index whose returns are expected to track movements in the S&P 500 Index. Stock Market Plus had the following open futures contracts on the S&P 500 Index as of March 31, 2002:

Number of                        Expiration     Unrealized
Contracts        Position        Month          Gain/(Loss)
---------        --------        ----------     -----------
115              Long            June 2002      $ (266,549)
 31              Long            September 2002 $  394,627
                                                -----------
                                 Total          $  128,078
                                                ===========

THE MANAGERS FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

(n) ASSETS PLEDGED TO COVER MARGIN REQUIREMENTS FOR OPEN
FUTURES POSITIONS
The aggregate market value of assets pledged to cover margin requirements for the open futures positions at March
31, 2002 was:

Fund                  Assets Pledged
--------------        --------------
Stock Market Plus       $5,003,814
Short Duration             212,857
Intermediate Duration       48,713

(o) INTEREST RATE CAPS AND SWAP CONTRACTS AND OPTIONS
Each Fund may enter into over-the-counter transactions involving interest rate caps, swap contracts, or purchase options to enter into such contracts, in order to manage interest rate risk. In an interest rate cap agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. An interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Swap contracts represent an agreement between counter parties to exchange cash flows based on the difference between two rates applied to a notional principal amount for a specified period. The most common type of interest rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows. Swaps do not involve the exchange of principal between the parties. Purchased options on swap contracts ("swaptions") give the holder the right, but not the obligation, to enter into a swap contract with the counter party which has written the option on a date, at an interest rate, and with a notional amount as specified in the swaption agreement.
If the counter party to the swap transaction defaults, the Fund will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that swap or swaption contract counter parties will be able to meet their obligations under the contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund may thus assume the risk that payments owed the Fund under a swap or swaption contract will be delayed, or not received at all. During the term of the swap agreement or swaption, unrealized gains or losses are recorded as a result of "marking to market." When the swap agreement or swaption is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any. In each of the contracts, the Fund pays a premium, to the counter party, in return for the swaption. These swaptions may be exercised by entering into a swap contract with the counter party only on the date specified in each contract.

(2) AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Trusts have each entered into separate Fund Management
Agreements with the Investment Manager dated August 1,
2000. Under these agreements, the Investment Manager provides or oversees investment advisory and management services to the Funds. The Investment Manager selects sub-advisors for each Fund (subject to Trustee approval), and monitors the portfolio managers' investment programs and results. The Funds are distributed by Managers
Distributors, Inc. ("MDI"), a wholly-owned subsidiary of The Managers Funds LLC. Each Fund's investment portfolio is currently managed by Smith Breeden, pursuant to Sub-
Advisory Agreements by and between the Investment Manager on behalf of each Fund and Smith Breeden. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

Investment advisory and management fees of 0.70% per annum are paid directly by each Fund to the Investment Manager based on average daily net assets.

THE MANAGERS FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)

The aggregate annual fee paid to each independent Trustee for serving as a Trustee of the Trusts is $2,000. The
Trustees fee expense shown in the financial statements represents each Fund's allocated portion of the total fees and expenses paid by the Trusts for the year ended March
31, 2002.

(3) PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, excluding short-term securities, for the year ended March 31, 2002, were as follows.

                        Long-Term Securities         U.S. Government Securities
                        --------------------         --------------------------
Fund                 Purchases       Sales          Purchases           Sales
-----------------    ------------    ------------   ----------       ----------
Stock Market Plus    $710,589,729    $742,102,098   $7,726,559       $3,573,477
Short Duration        230,511,766     234,144,251    1,488,620        1,253,957
Intermediate Duration 335,352,838     336,847,965    1,015,875        1,013,496


(4) PORTFOLIO SECURITIES LOANED
The Funds may participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral on all securities loaned are accepted in cash and/or government securities. Collateral is maintained at a minimum level of 100% of the market value, plus interest, if applicable, of investments on loan. The custodian invests collateral received in the form of cash temporarily in money market funds. Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

(5) RISKS ASSOCIATED COLLATERAL MORTGAGE OBLIGATIONS
("CMO'S")
The net asset value of each of the Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMO's and other derivatives, whose values can be significantly impacted by interest rate movements. CMO's are obligations collateralized by a portfolio of mortgages or mortgage-related securities.
Payments of principal and interest on the mortgages are passed through to the holder of the CMO's on the same schedule as they are received, although certain classes of CMO's have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in CMO's may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.
CMO's may have a fixed or variable rate of interest.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Managers Trust I and Managers Trust II and the Shareholders of Managers U.S. Stock Market Plus
Fund, Managers Short Duration Government Fund and Managers
Intermediate Duration Government Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Managers U.S. Stock Market Plus Fund, Managers
Short Duration Government Fund and Managers Intermediate
Duration Government Fund (constituting Managers Trust I and
Managers Trust II, hereafter referred to as the "Funds"), at March 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended and the year ended March 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 17, 2002

TRUSTEES AND OFFICERS

Trustees and Officers of the Trusts
The Trustees and Officers of the Trusts, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad super-vision over the affairs of the Trusts and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds' performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut
06854.

The Trustees of each Trust hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed for cause by at least two-thirds of the number of Trustees remaining after such removal
(provided that there shall not be fewer than 3 remaining
Trustees); (c) shareholders may vote to remove a Trustee at a special meeting of shareholders held at the written request of shareholders of 10% or more of the outstanding shares of the Trust.
The President, Treasurer and Secretary of each Trust are elected annually by the Trustees and hold office until that the next annual election of officers and until their respective successors are chosen and qualified, or in each case until the officer dies, resigns, is removed or becomes disqualified.

INDEPENDENT TRUSTEES

JACK W. ABER - Trustee; Professor of Finance, Boston
University School of Management since 1972. He has served as a Trustee of the Trust (10 portfolios) since March 1999.
He also serves as a Trustee of Managers AMG Funds
(7 portfolios), Managers Trust I (1 portfolio) and Managers Trust II (2 portfolios). He serves as a Director of Appleton Growth Fund.
His date of birth is September 9, 1937.

WILLIAM E. CHAPMAN, II - Trustee; President and Owner,
Longboat Retirement Planning Solutions since 1998. He serves as part time employee of Hewitt Associates, LLC delivering retirement and investment education seminars.
From 1990 to 1998, he served in a variety of roles with Kemper Funds, the last of which was President of the Retirement Plans Group. Prior to joining Kemper, he spent 24 years with CIGNA in investment sales, marketing and general management roles. He has served as a Trustee of the Trust (10 portfolios) since March 1999. He also serves as a Trustee of Managers AMG Funds (7 portfolios), Managers Trust I (1 portfolio) and Managers Trust II
(2 portfolios). His date of birth is September 23, 1941.

EDWARD J. KAIER - Trustee; Partner, Hepburn Willcox
Hamilton & Putnam since 1977. He has served as a Trustee of the Trust (10 portfolios) since March 1999. He also serves as a Trustee of Managers AMG Funds (7 portfolios), Managers Trust I (1 portfolio) and Managers Trust II
(2 portfolios). His date of birth is September 23, 1945.

MADELINE H. MCWHINNEY - Trustee; Member of the Investment Committee, New Jersey Supreme Court since 1990. From 1977 to 1994, she was the President of Dale, Elliott & Company, Inc., Management Consultants. From 1983 to 1998, she was a Member of the Advisory Board on Professional Ethics, New Jersey Supreme Court. She has served as a Trustee of the Trust (10 portfolios) since 1987. She also serves as a Trustee of Managers Trust I (1 portfolio) and Managers
Trust II (2 portfolios). Her date of birth is March 11, 1922.

STEVEN J. PAGGIOLI - Trustee; Consultant, formerly
Executive Vice President and Director, The Wadsworth Group from 1986 to 2001. Vice President, Secretary and Director of First Fund Distributors, Inc. from 1991 to 2001. Executive Vice President, Secretary and Director of Investment Company Administration, LLC since 1990. Trustee of Professionally

Managed Portfolios since 1991. He has served as a Trustee of the Trust (10 portfolios) since 1993. He also serves as a Trustee of Managers AMG Funds (8 portfolios), Managers Trust I
(1 portfolio) and Managers Trust II (2 portfolios). His date of birth is April 3, 1950.

ERIC RAKOWSKI - Trustee; Professor, University of
California at Berkeley School of Law since 1990. Visiting Professor, Harvard Law School 1998-1999. He has served as a Trustee of the Trust (10 portfolios) since March 1999. He also serves as a Trustee of Managers AMG Funds (8 portfolios), Managers Trust I (1 portfolio) and Managers Trust II
(2 portfolios). His date of birth is June 5, 1958.

THOMAS R. SCHNEEWEIS 1 - Trustee; Professor of Finance, University of Massachusetts since 1985. Managing Director, CISDM at the University of Massachusetts since 1994. President and Chief Executive Officer of Schneeweis Partners, LLC since January 2001. He has served as Trustee of the Trust
(10 portfolios) since 1987. He also serves as a Trustee of Managers Trust I (1 portfolio) and Managers Trust II (2 portfolios). His date of birth is May 10, 1947.

INTERESTED TRUSTEES

SEAN M. HEALEY - Trustee; President and Chief Operating
Officer of Affiliated Managers Group, Inc. since October
1999. Director of Affiliated Managers Group, Inc. since May
2001. From April 1995 to October 1999, he was Executive
Vice President of Affiliated Managers Group, Inc. From
August 1987 through March 1995, he served in a variety of roles in the Mergers and Acquisitions Department of Goldman, Sachs & Co., the last of which was as Vice
President. He has served as a Trustee of the Trust
(10 portfolios) since March 1999. He also serves as a Trustee of Managers AMG Funds (8 portfolios), Managers
Trust I (1 portfolio) and Managers Trust II (2 portfolios).
His date of birth is May 9, 1961. Mr. Healey is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

PETER M. LEBOVITZ - Trustee since 2002 and President since 1999; President and Chief Executive Officer of The Managers Funds LLC from April 1999. From September 1994 to
April 1999, he was Director of Marketing of The Managers Funds, L.P. (the predecessor to The Managers Funds LLC).
He has been President of Managers Distributors, Inc. since December 2000. He also serves as President and Trustee of Managers AMG Funds (8 portfolios), Managers Trust I
(1 portfolio) and Managers Trust II (2 portfolios). From June 1993 to June 1994, he was the Director of Marketing for Hyperion Capital Management, Inc. From April 1989 to June 1993, he was Senior Vice President for Greenwich Asset Management, Inc. His date of birth is January 18, 1955.
Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers Distributors, Inc.

OFFICERS

DONALD S. RUMERY - Treasurer and Secretary; Director, Finance and Planning of The Managers Funds LLC (formerly The
Managers Funds, L.P.) since December 1994. Treasurerand Chief Financial Officer of Managers Distributors, Inc. since December 2000. He also serves as Treasurer of Managers AMG Funds and Secretary and Treasurer of The Managers Funds. From March 1990 to December 1994, he was a Vice President of Signature Financial Group. From August 1980 to March 1990, he held various positions with The Putnam Companies, the last of which was Vice President. His date of birth is May 29, 1958.

Administrator
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

Distributor
Managers Distributors, Inc.
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

Custodian
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Legal Counsel
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109-2881

Transfer Agent
Boston Financial Data Services, Inc.
attn: The Managers Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

For ManagersChoice Only
-----------------------
PFPC Brokerage Services, Inc.
P.O. Box 61487
King of Prussia, Pennsylvania 19406
(800) 358-7668

Trustees
Jack W. Aber
William E. Chapman, II
Sean M. Healey
Edward J. Kaier
Peter M. Lebovitz
Madeline H. McWhinney
Steven J. Paggioli
Eric Rakowski
Thomas R. Schneeweis

The Managers Funds
Equity Funds:
-------------------
VALUE FUND
 Armstrong Shaw Associates Inc.
 Osprey Partners Investment Mgmt., LLC

CAPITAL APPRECIATION FUND
 Essex Investment Management Co., LLC
 Holt-Smith & Yates Advisors, Inc.

SMALL COMPANY FUND
 Kalmar Investment Advisers, Inc.
 HLM Management Co., Inc.

SPECIAL EQUITY FUND
 Goldman Sachs Asset Management
 Pilgrim Baxter & Associates, Ltd.
 Westport Asset Management, Inc.
 Kern Capital Management LLC
 Skyline Asset Management, L.P.

INTERNATIONAL EQUITY FUND
 Deutsche Asset Management
 Bernstein Investment Research
  and Management
 Mastholm Asset Management, L.L.C.

EMERGING MARKETS EQUITY FUND
 Rexiter Capital Management Limited

U.S. STOCK MARKET PLUS FUND
 Smith Breeden Associates, Inc.

Income Funds:
----------------------
BOND FUND
 Loomis, Sayles & Co. L.P.

GLOBAL BOND FUND
 Loomis, Sayles & Co. L.P.

INTERMEDIATE DURATION
GOVERNMENT FUND
 Smith Breeden Associates, Inc.

INTERMEDIATE BOND FUND
 Metropolitan West Asset Mgmt., LLC

SHORT DURATION
GOVERNMENT FUND
 Smith Breeden Associates, Inc.

MONEY MARKET FUND
 J.P. Morgan Fleming Asset Management
   (USA), Inc.

Managers AMG Funds
Equity Funds:
----------------------------
ESSEX AGGRESSIVE GROWTH FUND
 Essex Investment Management Company, LLC

FRONTIER GROWTH FUND
FRONTIER SMALL COMPANY VALUE FUND
 Frontier Capital Management Co., LLC

FIRST QUADRANT TAX-MANAGED
EQUITY FUND
 First Quadrant, L.P.

RORER LARGE-CAP FUND
RORER MID-CAP FUND
 Rorer Asset Management, LLC

SYSTEMATIC VALUE FUND
 Systematic Financial Management, L.P.

BURRIDGE SMALL CAP GROWTH FUND
 The Burridge Group LLC.

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus, which is available by calling 1-800-835-3879.
Distributed by Managers Distributors, Inc., a NASD member.

        www.managersfunds.com
        www.managersamg.com

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